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                                     [Logo]


                                  ANNUAL REPORT


                                 OCTOBER 31, 1995
         [ ] WARBURG PINCUS FIXED INCOME FUND

         [ ] WARBURG PINCUS GLOBAL FIXED INCOME FUND

         [ ] WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND

         [ ] WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND

A prospectus containing more complete information, including management fees and expenses and, where applicable, the special considerations and risks associated with international investing, may be obtained by calling 1-800-257-5614 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030. Investors should read the prospectus carefully before investing.
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WARBURG PINCUS FIXED INCOME FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Fixed Income Fund (the 'Fund') is high current income consistent with reasonable risk. Capital appreciation is a secondary objective. The Fund invests in a broadly diversified portfolio of securities, including both corporate and U.S. government issues.

     For the 12 months ended October 31, 1995, the Fund gained 12.59%, vs. a 12.54% gain in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Fund's 30-day annualized SEC yield was 6.50% as of October 31, 1995. Its total net assets were $116,982,908.

     Falling interest rates and controlled inflation provided an ideal backdrop for bond prices during the period, and the Fund participated fully in the market's advance. Throughout, we maintained our emphasis on high-quality bonds (approximately 83% of the portfolio was held in issues rated A or above by Moody's or S&P as of October 31, 1995 with the majority in AAA-rated issues). We also maintained our focus on intermediate-term issues in an effort to mitigate risk while pursuing a high level of current income and, secondarily, capital appreciation. At the end of the reporting period, the Fund's average maturity and duration were 6.31 and 4.88 years, respectively.

     Currently, the Fund's heaviest sector weighting is in U.S. Treasury obligations, which we believe represent the most attractive values. We also hold a position in mortgage-backed issues. Our preference in this sector is commercial mortgage-backed bonds, which hold little of the prepayment risk associated with standard GNMA or FNMA issues. We remain underweighted in corporate bonds, which we think are generally fully valued relative to Treasuries.


     Looking ahead, we believe the environment remains a positive one for fixed-income securities. Inflation remains subdued, which arguably gives the Federal Reserve room to lower interest rates in the months ahead. Also arguing for lower rates is the possibility of congressional passage of a credible deficit-reduction plan. We believe the Fund is well-positioned to capitalize on these positive developments in the market.


Dale C. Christensen                      M. Anthony E. van Daalen
Co-Portfolio Manager                     Co-Portfolio Manager

2
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WARBURG PINCUS FIXED INCOME FUND
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN WARBURG PINCUS FIXED INCOME FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Fixed Income Fund (the 'Fund') from August 17, 1987 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Lehman Brothers Intermediate Government/Corporate Index ('LIGC')* for the same time period.

                               [PERFORMANCE GRAPH]
                                            Average Annual
                                             Total Returns
                                           for periods ending
               FUND            LIGC            10/31/95
8/17/87     10,000.0         10,000.0             1 year
10/31/87     9,804.0         10,152.0             12.59%
10/31/88    11,046.0         11,098.0             5 year
10/31/89    11,906.0         12,269.0              9.84%
10/31/90    12,011.0         13,174.0        Since Inception
10/31/91    13,942.0         14,995.0           (08/17/87)
10/31/92    15,375.0         16,493.0             8.27%
10/31/93    17,164.0         18,129.0
10/31/94    17,060.0         17,778.0
10/31/95    19,208.0         20,005.0

                                                                                                           FUND
                                                                                                          ------

1 Year Total Return (9/30/94-9/30/95)..................................................................   11.70%
5 Year Average Annual Total Return (9/30/90-9/30/95)...................................................    9.21%
Average Annual Total Return Since Inception (8/17/87-9/30/95)..........................................    8.21%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. For periods ending 9/30/95 and 10/31/95, respectively, without waivers or reimbursement of Fund expenses, average annual total returns would have been 11.51% and 12.39% for 1-year, 9.01% and 9.64% for 5-year, and 8.03% and 8.09% since inception.

------------
* The LIGC Index is an unmanaged index of intermediate government and corporate bonds calculated by Lehman Brothers Inc. and has no defined investment objective.

                                                                               3
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WARBURG PINCUS GLOBAL FIXED INCOME FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Global Fixed Income Fund (the 'Fund') is maximum total return -- consistent with prudent management -- through a combination of interest income, currency gains and capital appreciation. The Fund's holdings mainly include a wide range of investment-grade, income-producing securities of governmental and corporate issuers.


     For the 12 months ended October 31, 1995, the Fund gained 10.65%, vs. gains of 15.85% in the Salomon Brothers World Government Bond Index (Currency-Hedged) and 8.77% in the Lipper World Income Fund Average. The Fund's 30-day annualized SEC yield was 8.76% as of October 31, 1995. Its total net assets were $63,641,044.


     The combination of low inflation, falling interest rates and an overall slowdown in the world's economic growth provided a strong backdrop for most global bond markets during the period. By region, our largest exposure during the year was to bonds of European issuers, which generated strong returns for the portfolio. We remain bullish on the prospects of Europe's bond markets (European issues represented 67.50% of the Fund's assets as of October 31, 1995), particularly those of Germany and Denmark.

     Other areas of emphasis in the portfolio currently are Southeast Asian convertible bonds, which we think represent particularly good values, and Latin American debt issues. While the latter fell sharply following the December 20, 1994, devaluation of the Mexican peso, exacting a toll on the Fund's returns, their performance has since recovered, and we expect significantly improved performance from them going forward. Our largest exposure in Latin America is in Argentina and Brazil (6.1% of the Fund at the end of October), followed by Mexico (4.0%). It should be noted that all of these issues are U.S. dollar denominated and thus there is no direct currency risk.

     We have extended the Fund's duration in recent months (it stood at 4.9 years on October 31, vs. 4.0 years at the end of April), reflecting a more positive outlook on the general direction of interest rates. Our longest duration exposure is in Australia and Europe.

     We have maintained the Fund's defensive stance in terms of currency exposure, and through October approximately 95% of the portfolio was either U.S. dollar-denominated or hedged into dollars. While this strategy proved less than timely earlier in the fiscal year, given the U.S. currency's general weakness against most foreign currencies, it proved its merits over the past several months when the dollar rebounded.

Dale C. Christensen                      Laxmi C. Bhandari
Co-Portfolio Manager                     Co-Portfolio Manager

4
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WARBURG PINCUS GLOBAL FIXED INCOME FUND
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN WARBURG PINCUS GLOBAL FIXED INCOME FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Global Fixed Income Fund (the 'Fund') from November 1, 1990 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Salomon Brothers World Government Bond Index (Currency-Hedged) ('Salomon')* and the Lipper World Income Fund Average ('Lipper')** for the same time period.



                               [PERFORMANCE GRAPH]
                                                       Average Annual
                                                       Total Returns
                                                     for periods ending
              FUND       SALOMAN***    LIPPER             10/31/95
11/1/90     10,000.0    10,000.0      10,000.0             1 year
10/31/91    10,766.0    11,308.0      10,933.0             10.65%
10/31/92    11,958.0    12,449.0      11,600.0         Since Inception
10/31/93    13,957.0    13,968.0      12,959.0            (11/01/90)
10/31/94    13,567.0    13,494.0      12,691.0              8.46%
10/31/95    15,012.0    15,633.0      13,804.0


                                                                                          FUND
                                                                                         ------
1 Year Total Return (9/30/94-9/30/95).................................................   10.50%
Average Annual Total Return Since Inception (11/01/90-9/30/95)........................    8.39%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. For periods ending 9/30/95 and 10/31/95, respectively, without waivers or reimbursement of Fund expenses, average annual total returns would have been 9.73% and 9.86% for 1-year, and 6.80% and 6.88% since inception.
------------

  * The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.


 ** The Lipper World Income Fund Average represents approximately 220 funds that invest in non-U.S. dollar and U.S. dollar debt instruments with unspecified maturities and durations, or other income producing securities.


*** The Fund changed  its comparative  index in the  above chart  from the  J.P.
    Morgan Global Government Bond Index ('JPMG-GLB') used in the preceding year to the Salomon Brothers World Government Bond Index ('Salomon'). The primary reason for the change is that the Fund's investment strategy is biased towards hedging and the Salomon Index is hedged. In contrast, the JPMG-GLB Index is unhedged. The one year performance for the period ending 10/31/95 for Salomon and JPMG-GLB was 15.85% vs. 15.35%, respectively.


                                                                               5
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WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Intermediate Maturity Government Fund (the 'Fund') is achieving a high level of current income as is consistent with capital preservation. The Fund invests primarily in high-quality U.S. government bonds with very low credit risk and an average maturity of between three and 10 years.

     For the 12 months ended October 31, 1995, the Fund gained 12.32%, vs. an 11.79% gain in the Lehman Brothers Intermediate Government Bond Index. The Fund's 30-day annualized SEC yield as of October 31, 1995 was 5.67%. Its total net assets were $55,897,903.

     Tame reports on inflation caused interest rates to fall throughout most of the reporting period, driving bond prices higher. We extended the Fund's average maturity and duration in order to take advantage of the decline in rates while maintaining our primary emphasis on current income and limited volatility. As of October 31, 1995 the Fund's average maturity and duration were 6.47 and 4.62 years, respectively.


     Currently, the Fund's predominant focus is on U.S. Treasury securities, which we believe are the most attractively valued issues in the present environment. Treasuries accounted for 73.0% of the Portfolio as of October 31, 1995. We hold smaller positions in agency issues (19.5%) and mortgage-backed securities issued by the Federal National Mortgage Association (5.0%).



     Looking ahead, we believe that the combination of low inflation, stable or falling interest rates, and the possibility of congressional passage of a credible deficit-reduction plan augurs well for the fixed-income market. We believe the Fund is positioned to take full advantage of this environment.


Dale C. Christensen                      M. Anthony E. van Daalen
Co-Portfolio Manager                     Co-Portfolio Manager

6
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WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT
                                      FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Intermediate Maturity Government Fund (the 'Fund') from August 22, 1988 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Lehman Intermediate Government Bond Index ('LIG')* for the same time period.





                               [PERFORMANCE GRAPH]
                                               Average Annual
                                                Total Returns
                                              for periods ending
               FUND            LIG                10/31/95
8/22/88     10,000.0         10,000.0              1 year
10/31/88    10,427.0         10,313.0              12.32%
10/31/89    11,370.0         11,387.0              5 year
10/31/90    12,177.0         12,278.0               8.53%
10/31/91    13,847.0         13,911.0           Since Inception
10/31/92    15,279.0         15,280.0             (08/22/88)
10/31/93    16,623.0         16,687.0               8.79%
10/31/94    16,327.0         16,400.0
10/31/95    18,338.0         18,334.0






                                                                                                           FUND
                                                                                                          ------
1 Year Total Return (9/30/94-9/30/95)..................................................................   10.66%
5 Year Average Annual Total Return (9/30/90-9/30/95)...................................................    8.54%
Average Annual Total Return Since Inception (8/22/88-9/30/95)..........................................    8.69%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. For periods ending 9/30/95 and 10/31/95, respectively, without waivers or reimbursement of Fund expenses, average annual total returns would have been 10.11% and 11.76% for 1-year, 8.18% and 8.17% for 5-year, and 7.96% and 8.06% since inception.

------------
* LIG Index is an unmanaged index of intermediate and long-term government bonds that is compiled by Lehman Brothers Inc. and has no defined investment objective.

                                                                               7
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WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus New York Intermediate Municipal Fund (the 'Fund') is maximum current income-exempt from federal, New York state and New York City taxes-consistent with capital preservation and prudent management. The Fund's assets consist primarily of investment-grade municipal securities with an average maturity of between three and 10 years.

     For the 12 months ended October 31, 1995, the Fund gained 8.31%, vs. a 10.91% gain in the Lipper Intermediate Municipal Debt Funds Average. The Fund's 30-day annualized SEC yield as of October 31, 1995 was 3.79%. Its total net assets were $73,361,477.

     Municipal bonds rose during most of the reporting period along with the broader fixed-income market, driven by falling interest rates, slower economic growth and tame data on inflation. By mid-summer 1995, declining municipal yields were temporarily interrupted by tax-reform initiatives, especially concerns regarding passage of the so-called flat tax. These concerns pushed down prices on both high- and low-quality municipal bonds, and the resulting attractive valuations on high-grade municipal issues made it possible for us to boost the Fund's credit quality with little sacrifice in yield. Currently, approximately 90% of the portfolio is held in issues rated A or higher by Moody's or S&P, with the vast majority in AAA-rated securities.

     Tax-related fears during the period prompted municipal investors to focus most heavily on short-and intermediate-term securities (those with maturities of 10 years or less), since these stand to suffer proportionately less than longer-term bonds if unfavorable tax reform is enacted. This, coupled with a significant decrease in new issuance relative to 1994-municipal new issuance in New York state was down by approximately 25% from year-earlier levels-boosted sharply the prices of shorter-term issues. We responded by taking a proactive stance with regard to buying and selling securities, selling bonds prior to maturity in order to be in position to take advantage of attractive deals as they came to market.

     We expect the supply of new issues to pick up somewhat in the months ahead, as New York municipalities attempt to take advantage of the current low-interest-rate environment to call and refinance outstanding issues. This could result in temporary short-term upward pressure on yields. We will use the opportunity to selectively add high-quality New York bonds to the portfolio at attractive yields.

Dale C. Christensen                      Sharon B. Parente
Co-Portfolio Manager                     Co-Portfolio Manager

8
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WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL
                                      FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus New York Intermediate Municipal Fund (the 'Fund') from April 1, 1987 (inception) to October 31, 1995, with the reinvestment of dividends and capital gains at net asset value, compared to the Lipper Intermediate Municipal Debt Funds Average ('LIPIMUNI')* for the same time period.


                               [PERFORMANCE GRAPH]
                                                 Average Annual
                                                 Total Returns
                                               for periods ending
               FUND            LIPIMUNI             10/31/95
4/1/87      10,000.0         10,000.0                 1 year
10/31/87     9,687.0          9,627.0                  8.31%
10/31/88    10,601.0         10,670.0                 5 year
10/31/89    11,122.0         11,346.0                  7.14%
10/31/90    11,810.0         12,088.0            Since Inception
10/31/91    12,923.0         13,314.0               (4/01/87)
10/31/92    13,780.0         14,288.0                  6.13%
10/31/93    15,389.0         16,024.0
10/31/94    15,395.0         15,637.0
10/31/95    16,675.0         17,343.0





                                                                                                            FUND
                                                                                                            -----
1 Year Total Return (9/30/94-9/30/95)....................................................................   6.93%
5 Year Average Annual Total Return (9/30/90-9/30/95).....................................................   7.18%
Average Annual Total Return Since Inception (4/01/87-9/30/95)............................................   6.10%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. For periods ending 9/30/95 and 10/31/95, respectively, without waivers or reimbursement of Fund expenses, average annual total returns would have been 6.69% and 8.03% for 1-year, 6.82% and 6.78% for 5-year, and 5.42% and 5.46% since inception.

------------
* The Lipper Intermediate Municipal Debt Funds Average is an arithmetic average of intermediate municipal debt funds' rates of returns on a monthly basis. Lipper classifies intermediate municipal debt funds as those that invest in municipal debt issues with dollar weighted average maturities of 5 to 10 years. The Lipper Average is unmanaged with no defined investment objective.

                                                                               9
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WARBURG PINCUS FIXED INCOME FUND
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                                                                        RATINGS'D'
    PAR                        SECURITY DESCRIPTION                    (MOODY'S/S&P)    MATURITY     RATE        VALUE
-----------   ------------------------------------------------------   -------------    ---------   ------    ------------
CORPORATE BONDS (16.0%)
$ 5,000,000   Banque Paribas Subordinate Notes                         (A2/A-)          06/15/07     8.350%   $  5,468,750
  1,500,000   Benedek Broadcast Corporation Senior Secured Note
              [Callable 03/01/00 @ $105.938]                           (B2/NR)          03/01/05    11.875       1,582,500
  1,500,000   Continental Homes Holdings Corporation Senior Note
              [Callable 08/01/97 @ $104]                               (Ba3/B)          08/01/99    12.000       1,588,125
    500,000   Grancare, Inc. [Callable 9/15/00 @ $104.69]              (B2/B)           09/15/05     9.375         498,750
  3,500,000   J.C. Penney & Co. [Callable 06/15/01 @ $104.57]          (A1/A+)          06/15/21     9.750       4,195,625
  2,000,000   Mediq, Inc. Subordinated Debenture [Callable 07/15/96
              @ $105]                                                  (B3/CCC+)        07/15/03     7.500       1,630,000
  1,500,000   Peregrine Investment Holdings Convertible Bond (Euro)
              [Callable 12/18/95 @ $100]                               (NR/NR)          12/01/00     4.500       1,224,375
  1,000,000   Pueblo Xtra International, Inc. Senior Note [Callable
              08/01/98 @ $104.75]                                      (B2/B-)          08/01/03     9.500         952,500
  2,000,000   Seventh Mexican Acceptance Bond (Grupo Sidek) (Euro)     (NR/NR)          08/15/99    10.000       1,110,000
    500,000   Telewest PLC [Callable 10/01/00 @ $104.81]               (B1/BB)          10/01/06     9.625         502,500
                                                                                                              ------------
              TOTAL CORPORATE BONDS (Cost $19,250,406)                                                          18,753,125
                                                                                                              ------------

MORTGAGE-BACKED SECURITIES (25.7%)
    667,012   Bankers Trust Company Multi-Class Pass Through CTSF
              Series 1988-1 Class D                                    (NR/AAA)         04/01/18     8.625         692,296
    770,138   Donaldson, Lufkin, & Jenrette Acceptance Trust Series
              1989-1 Class F                                           (Aaa/AAA)        08/01/19    11.000         829,135
  4,000,000   Federal Home Loan Bank Structured Note [Callable
              01/27/96 @ $100]                                         (Aaa/AAA)        07/27/00     5.000       3,951,200
    414,520   Federal Home Loan Mortgage Corp. Pool #220014            (Aaa/AAA)        10/01/01     8.750         425,501
  5,828,014   Federal National Mortgage Association Conventional
              Loan Pool #250322                                        (Aaa/AAA)        08/01/25     7.500       5,891,702
    281,147   Goldman Sachs Trust 2 Series F Class 3                   (Aaa/AAA)        10/20/18     9.250         297,302
    590,152   Guaranteed Mortgage Corp. Series M Class M1              (Aaa/NR)         04/01/03     8.500         607,102
  3,771,954   Mortgage Capital Funding, Inc. Class 1995-MC1            (NR/AAA)         05/25/27     7.700       3,892,185
  2,000,000   Nomura Asset Capital Corp. Series 1993-M1 Class A1       (NR/NR)          11/25/03     7.640       2,052,500
  2,098,481   Nomura Asset Securities Corp. Series 1994-4B Class 4A    (Aaa/AAA)        09/25/24     8.300       2,130,614
  4,000,000   Resolution Trust Corp. Series 94-C1 Class B              (Aa/AA+)         06/25/26     8.000       4,160,000
  2,000,000   Resolution Trust Corporation Mortgage Pass Through
              Series-95 C1 Class A-2C                                  (Aaa/NR)         02/25/27     6.900       1,963,750
  1,000,000   Security Pacific Home Equity ABS Series 1991 Class B     (Aaa/AAA)        05/15/98     8.850       1,051,600
  2,000,000   Shurgard CMO Asset Backed Pass Through Certificates
              Series 1 Class 1                                         (NR/NR)          06/15/04     8.240       2,120,625
                                                                                                              ------------
              TOTAL MORTGAGE-BACKED SECURITIES (Cost $29,313,859)                                               30,065,512
                                                                                                              ------------

                  See Accompanying Notes to Financial Statements.
10
--------------------------------------------------------------------------------

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WARBURG PINCUS FIXED INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                        RATINGS'D'
    PAR                        SECURITY DESCRIPTION                    (MOODY'S/S&P)    MATURITY     RATE        VALUE
-----------   ------------------------------------------------------   -------------    ---------   ------    ------------
MUNICIPAL BONDS (0.9%)
$ 1,000,000   Los Angeles County, California Pension Obligation,
              Series D RB (Cost $1,000,000)                            (Aaa/AAA)        06/30/05     6.770%   $  1,002,500
                                                                                                              ------------
UNITED STATES TREASURY OBLIGATIONS (45.2%)
  4,000,000   U.S. Treasury Note                                                        07/15/98     8.250       4,251,840
 13,500,000   U.S. Treasury Note                                                        04/15/99     7.000      14,012,999
 14,700,000   U.S. Treasury Note                                                        05/15/01     8.000      16,174,408
 16,750,000   U.S. Treasury Note                                                        02/15/05     7.500      18,469,052
                                                                                                              ------------
              TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $52,194,817)                                       52,908,299
                                                                                                              ------------
AGENCY OBLIGATIONS (1.5%)
  1,677,798   Small Business Administration Guaranteed Development
              Participation Certificate Debenture Series 1992-20D (Cost $1,677,798)     04/01/12     8.200       1,759,591
                                                                                                              ------------



COMMON STOCK (2.2%)
  SHARES
-----------
     50,000   American Health Properties, Inc.                                                                   1,031,250
     50,000   Healthcare Realty Trust, Inc.                                                                      1,006,250
     30,000   Universal Health Realty Income Trust                                                                 498,750
                                                                                                              ------------
              TOTAL COMMON STOCK (Cost $2,579,398)                                                               2,536,250
                                                                                                              ------------
PREFERRED STOCK (6.8%)
     40,000   American Re Capital Corp.                                                              8.500       1,005,000
     40,000   Banesto Holdings Limited Series A                                                     10.500       1,186,000
    161,000   Indosuez Holdings SCA ADR                                                             10.375       4,326,875
     50,000   Credit Lyonnaise Capital SCA ADR #                                                     9.500       1,212,500
      2,320   Ohio Edison Corp.                                                                      7.360         234,320
                                                                                                              ------------
              TOTAL PREFERRED STOCK (Cost $7,697,355)                                                            7,964,695
                                                                                                              ------------



SHORT-TERM INVESTMENTS (1.1%)
    PAR
-----------
$ 1,254,000   Repurchase agreement with State Street Bank and Trust
              Co. dated 10/31/95 at 5.83% to be repurchased at
              $1,254,203 on 11/01/95. (Collateralized by $1,265,000
              U.S. Treasury Note at 6.875% due 10/31/96, with a
              market value of $1,280,813.) (Cost $1,254,000)                                                     1,254,000
                                                                                                              ------------
TOTAL INVESTMENTS AT VALUE (99.4%) (Cost $114,967,633*)                                                        116,243,972

OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)                                                                       738,936
                                                                                                              ------------
NET ASSETS (100.0%) (applicable to 11,618,046 shares)                                                         $116,982,908
                                                                                                              ------------
                                                                                                              ------------
NET ASSETS VALUE, offering and redemption price per share ($116,982,908[div]11,618,046)                             $10.07
                                                                                                                    ------
                                                                                                                    ------




                            INVESTMENT ABBREVIATIONS

ADR      =  American Depository Receipt
CMO      =  Collateralized Mortgage Obligation
RB       =  Revenue Bond

'D' Credit  ratings  given by  Moody's Investors  Service,  Inc. and  Standard &
    Poor's Ratings Group are unaudited.
#   Restricted security.
*   Also cost for Federal income tax purposes.

                    See Accompanying Notes to Financial Statements.
                                                                              11
--------------------------------------------------------------------------------

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WARBURG PINCUS GLOBAL FIXED INCOME FUND
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                                                                     RATINGS'D'
    PAR+                      SECURITY DESCRIPTION                  (MOODY'S/S&P)   MATURITY    RATE          VALUE
------------   ---------------------------------------------------  -------------   ---------  ------      -----------
BONDS (89.8%)

Argentina (6.1%)
   1,000,000 (A) Banco de Galicia & Buenos Aires SA (Callable
               11/01/98 at $103.375)                                (B1/BB-)        11/01/03    9.000%     $   751,250
   1,280,000 (A) Banco del Suquia                                   (Ba/BB)         07/05/96   10.000        1,209,600
   2,000,000 (A) Bridas Corp.                                       (B1/BB-)        11/15/99   12.500        1,915,000
                                                                                                           -----------
                                                                                                             3,875,850
                                                                                                           -----------
Australia (3.2%)
   2,000,000   Australian Government                                (NR/AAA)        11/15/06    6.750        1,297,094
   1,000,000   State Electric Commission -- Victoria                (Aa2/NR)        09/18/03    9.250          769,115
                                                                                                           -----------
                                                                                                             2,066,209
                                                                                                           -----------
Brazil (6.1%)
   1,000,000 (A) Banco America do Sul                               (B1/BB)         10/17/97   10.750        1,000,000
     900,000 (A) Banco Bandeirantes SA                              (B1/BB)         12/20/97   12.000          893,250
   1,000,000 (A) Banco Braseg AG                                    (B1/BB)         12/07/97   11.250          991,250
   1,000,000 (A) Banco Itamarati SA                                 (NR/BB)         11/23/97   11.625          991,250
                                                                                                           -----------
                                                                                                             3,875,750
                                                                                                           -----------
Cayman Islands (3.2%)
   2,500,000 (A) PIV Investment Financial (Convertible) (Callable
               02/02/97 at $100.00)                                 (A/NR)          12/01/00    4.500        2,031,250
                                                                                                           -----------

Denmark (16.6%)
  35,000,000   Kingdom of Denmark                                   (Aa/AA)         03/15/06    8.000        6,448,127
     780,000 (B) Kingdom of Denmark Mortgage-Backed (Zero Coupon)   (Aa1/NR)        05/30/96       --          984,366
   2,582,000   Kreditforeningen (Callable 04/15/01 at 100.00 Dkr)   (Baa/NR)        04/15/04   10.200          505,950
  13,467,000   Nykredit                                             (Aa/AA)         10/01/22   11.000        2,611,767
                                                                                                           -----------
                                                                                                            10,550,210
                                                                                                           -----------
Germany (23.4%)
   6,000,000   German Government                                    (Aaa/AAA)       10/14/05    6.500        4,279,681
   5,000,000   Land Hessen (Putable 11/29/03 at 100.00 Dmk)         (Aaa/AAA)       11/29/13    6.000        3,412,484
   9,500,000   Treuhandanstalt                                      (Aaa/AAA)       09/09/04    7.500        7,196,929
                                                                                                           -----------
                                                                                                            14,889,094
                                                                                                           -----------
Hong Kong (3.2%)
   2,500,000 (A) Lai Fung Overseas Finance Ltd. (Convertible)       (Ba/BB)         01/05/98    5.500        2,025,000
                                                                                                           -----------

Indonesia (2.4%)
   1,500,000 (A) Indah Kiat International Finance Co. (Callable
               06/15/01 at $106.25)                                 (Ba2/BB)        06/15/06   12.500        1,563,750
                                                                                                           -----------

Ireland (7.9%)
   3,500,000   Ireland Treasury                                     (Aa/AA)         10/18/04    6.250        5,045,956
                                                                                                           -----------

Mexico (4.0%)
   2,420,000 (A) Grupo Simec SA de CV                               (Caa/CCC)       12/15/98    8.875        1,433,850
   2,000,000 (A) Seventh Mexican Acceptance Corp.                   (Caa/CCC)       08/15/99   10.000        1,110,000
                                                                                                           -----------
                                                                                                             2,543,850
                                                                                                           -----------

                       See Accompanying Notes to Financial Statements.
12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                     RATINGS'D'
    PAR+                      SECURITY DESCRIPTION                  (MOODY'S/S&P)   MATURITY    RATE          VALUE
------------   ---------------------------------------------------  -------------   ---------  ------      -----------
BONDS (CONT'D)

Netherlands (4.6%)
   4,500,000   Netherlands Government                               (Aaa/AAA)       06/15/05    7.000%     $ 2,956,173
                                                                                                           -----------
United Kingdom (8.9%)
   2,000,000   Elf Enterprise Finance PLC (Convertible) (Callable
               06/27/96 at 100.00 Gbp)                              (Aa3/AA-)       06/27/06    8.750        3,137,094
   1,500,000   United Kingdom Treasury                              (Aaa/NR)        03/03/00    9.000        2,511,354
                                                                                                           -----------
                                                                                                             5,648,448
                                                                                                           -----------
United States (0.2%)
     100,000   U.S. Treasury Note                                   (Aaa/AAA)       06/30/96    6.000          100,267
                                                                                                           -----------

               TOTAL BONDS (Cost $57,315,695)                                                               57,171,807
                                                                                                           -----------


PREFERRED STOCK (6.1%)
   SHARES
France (1.9%)
      50,000   Credit Lyonnais Capital SCA ADR                                                  9.500        1,212,500
                                                                                                           -----------
Luxembourg (4.2%)
     100,000   Indosuez Holdings SCA ADR                                                       10.375        2,687,500
                                                                                                           -----------
               TOTAL PREFERRED STOCK (Cost $3,558,500)                                                       3,900,000
                                                                                                           -----------


SHORT-TERM INVESTMENTS (5.0%)
    PAR
------------

  $3,178,000   Repurchase agreement with State Street Bank & Trust
               Company dated 10/31/95 at 5.83% to be repurchased
               at $3,178,515 on 11/01/95. (Collateralized by
               $3,210,000 U.S. Treasury Note 6.875%, due 10/31/96,
               with a market value of $3,250,125.) (Cost
               $3,178,000)                                                                                   3,178,000
                                                                                                           -----------
TOTAL INVESTMENTS AT VALUE (100.9%) (Cost $64,052,195*)                                                     64,249,807
LIABILITIES IN EXCESS OF OTHER ASSETS (0.9%)                                                                 (608,763)
                                                                                                           -----------
NET ASSETS (100.0%) (applicable to 5,764,342 shares)                                                       $63,641,044
                                                                                                           -----------
                                                                                                           -----------
NET ASSET VALUE, offering and redemption price per share
($63,641,044[div]5,764,342)                                                                                     $11.04
                                                                                                                ------
                                                                                                                ------



                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipts
      DKR = Danish Krone
      DMK = German Marks
      GBP = British Pounds

 'D' Credit ratings given by Moody's Investors Service, Inc. and Standard &
     Poor's Ratings Group are unaudited.
 *   Cost for Federal income tax purposes is $64,063,170.

 + Unless otherwise indicated below, all securities are denominated in the currency of the issuers' country of origin.

(A)  Denominated in Dollars (U.S.)
(B)  Denominated in European Currency Units (ECU)

                        See Accompanying Notes to Financial Statements.
                                                                              13
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

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WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------


     PAR                                SECURITY DESCRIPTION                            MATURITY    RATE        VALUE
 -----------   ----------------------------------------------------------------------   ---------   -----    -----------
 AGENCY OBLIGATIONS (19.5%)

 Small Business Administration (5.3%)
 $ 1,350,147   Small Business Administration Guaranteed Development Participation
               Certificate                                                              07/01/02    6.600%   $ 1,350,147
   1,512,686   Small Business Administration Guaranteed Development Participation
               Certificate Debenture Series 1992-10 B                                   04/01/02    7.450      1,529,704
                                                                                                             -----------
               Total Small Business Administration                                                             2,879,851
                                                                                                             -----------

 Other (14.2%)
   5,490,000   Government Trust Certificate Israel State Series 2 Class 2-E
               Registered                                                               05/15/02    9.400      6,169,387
   1,500,000   Private Export Funding Group Secured Notes Series BB                     10/30/98    9.100      1,621,875
                                                                                                             -----------
               Total Other                                                                                     7,791,262
                                                                                                             -----------
               TOTAL AGENCY OBLIGATIONS (Cost $10,890,147)                                                    10,671,113
                                                                                                             -----------

 MORTGAGE-BACKED SECURITIES (5.0%)
     316,575   Federal National Mortgage Association                                    10/25/00    8.500        315,427
   2,428,342   Federal National Mortgage Association                                    08/01/25    7.500      2,454,902
                                                                                                             -----------
               TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,759,598)                                              2,770,329
                                                                                                             -----------

 UNITED STATES TREASURY OBLIGATIONS (73.0%)

 U.S. Treasury Notes (66.4%)
   2,000,000   U.S. Treasury Note                                                       10/15/98    7.125      2,076,440
  13,750,000   U.S. Treasury Note                                                       05/15/01    8.000     15,129,124
  17,500,000   U.S. Treasury Note                                                       02/15/05    7.500     19,296,025
                                                                                                             -----------
               Total U.S. Treasury Notes                                                                      36,501,589
                                                                                                             -----------

 U.S. Treasury Strip Note (6.6%)
   4,800,000   U.S. Treasury Strip Note                                                 11/15/00     --        3,600,240
                                                                                                             -----------

               TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $38,856,742)                                    40,101,829
                                                                                                             -----------

 SHORT-TERM INVESTMENTS (2.5%)
   1,392,000   Repurchase agreement with State Street Bank and Trust Co. dated
               10/31/95 at 5.83% to be repurchased at $1,392,225 on 11/01/95.
               (Collateralized by $1,405,000 U.S. Treasury Note at 6.875%, due
               10/31/96, with a market value of $1,422,563.) (Cost $1,392,000)                                 1,392,000
                                                                                                             -----------
 TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $53,898,487*)                                                     $54,935,271
                                                                                                             -----------
                                                                                                             -----------



* Also cost for Federal income tax purposes.

                           See Accompanying Notes to Financial Statements.
14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------


                                                                       RATINGS'D'
   PAR                        SECURITY DESCRIPTION                    (MOODY'S/S&P)    MATURITY      RATE         VALUE
----------   ------------------------------------------------------   --------------   ---------   --------    -----------


NEW YORK (78.3%)
$1,000,000   Albany New York Parking Authority Revenue Bond (LOC
             Key Trust) [Pre-refunded 11/01/98 @ $100]                 (NR/AAA)        11/01/98     6.875%     $1,076,250
   750,000   Canandaigua New York City School District (FGIC
             Insured)                                                  (Aaa/AAA)       06/01/99     7.125         821,250
 1,000,000   Municipal Assistance Corporation Series #59 (MBIA
             Insured) [Callable 07/01/97 @ $102]                       (Aaa/AAA)       07/01/01     7.750       1,078,750
   225,000   Municipal Assistance Corporation Series #67 [Callable
             07/01/99 @ $102]                                          (Aa/AA-)        07/01/01     7.400         251,438
 1,000,000   Municipal Assistance Corporation Series #67 [Callable
             07/01/99 @ $102]                                          (Aa/AA-)        07/01/04     7.600       1,127,500
   640,000   Municipal Assistance Corporation Series #68 [Callable
             07/01/99 @ $102]                                          (Aa/AA-)        07/01/03     7.200         713,600
 1,045,000   Nassau County General Obligation Series L (FGIC
             Insured) [Escrowed to Maturity]                           (Aaa/AAA)       11/15/01     6.300       1,140,356
 2,000,000   Nassau County General Obligation Series O (FGIC
             Insured)                                                  (Aaa/AAA)       08/01/98     5.625       2,080,000
 2,000,000   New York City Housing Development Corporation Variable
             Rate Demand Bond Columbus Green Project Series 1985A      (NR/AAA)        03/15/25     3.700       2,000,000
 3,000,000   New York State Dormitory Authority Revenue Bond City
             University Series A                                       (Baa1/BBB)      07/01/05     5.700       3,056,250
 1,515,000   New York State Dormitory Authority Revenue Bond City
             University Series B (FGIC Insured)                        (Aaa/AAA)       07/01/99     6.900       1,657,031
 1,000,000   New York State Dormitory Authority Revenue Bond
             Cornell University [Callable 07/01/96 @ $102]             (Aa/AA)         07/01/98     6.250       1,034,350
 1,750,000   New York State Dormitory Authority Revenue Bond
             Fordham University [Pre-refunded 07/01/00 @ $102]         (Aaa/AAA)       07/01/00     7.200       1,986,250
 2,000,000   New York State Dormitory Authority Revenue Bond State
             University Educational Facilities Series A                (Baa1/BBB+)     05/15/02     5.400       2,022,500
   250,000   New York State Dormitory Authority Revenue Bond State
             University Educational Facilities Series A                (Baa1/BBB+)     05/15/04     6.500         268,750
 3,000,000   New York State Dormitory Authority Revenue Bond State
             University Educational Facilities Series B [Pre-
             refunded 05/15/00 @ $102]                                 (Aaa/BBB+)      05/15/00     7.250       3,405,000
 1,000,000   New York State Dormitory Authority Revenue Bond
             Upstate Community Colleges Series A [Pre-refunded
             07/01/00 @ 102]                                           (Baa1/NR)       07/01/00     7.600       1,150,000
   750,000   New York State Dormitory Authority Revenue Bond
             Upstate Community Colleges Series A                       (Baa1/BBB-)     07/01/01     5.200         750,000
   680,000   New York State Dormitory Authority Revenue Bond
             Upstate Community Colleges Series A                       (Baa1/BBB-)     07/01/02     5.300         680,000
 1,000,000   New York State Dormitory Authority Revenue Bond State
             University Educational Facilities [Callable 05/15/99 @
             $102]                                                     (Baa1/BBB+)     05/15/02     7.000       1,083,750
 2,000,000   New York State General Obligation Series C                (A/A-)          10/01/03     6.000       2,150,000
 1,200,000   New York State General Obligation Series C                (A/A-)          10/01/04     6.000       1,294,500
 2,500,000   New York State Housing Finance Agency Service Contract
             Obligation Revenue Bond Series C
             [Pre-refunded 09/15/01 @ $102]                            (Aaa/AAA)       09/15/01     7.300       2,903,125


                     See Accompanying Notes to Financial Statements.
                                                                              15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------




                                                                       RATINGS'D'
   PAR                        SECURITY DESCRIPTION                    (MOODY'S/S&P)    MATURITY      RATE         VALUE
----------   ------------------------------------------------------   --------------   ---------   --------    -----------

NEW YORK (CONT'D)
$1,000,000   New York State Local Government Assistance Corp.
             Series A                                                 (A/A)            04/01/99       6.000%   $ 1,050,000
 2,000,000   New York State Medicare Facilities Finance Agency
             Revenue Bond [Pre-refunded 02/15/99 @ $102]              (Aaa/AAA)        02/15/99       7.800      2,252,500
   750,000   New York State Power Authority Revenue and General
             Purpose Bond Series V [Callable 01/01/98 @ $102]         (Aa/AA-)         01/01/03       7.600        814,688
 1,800,000   New York State Thruway Authority General Series
             [Callable 01/01/04 @ $102]                               (Aaa/AAA)        01/01/14       5.000      1,685,250
 3,000,000   New York State Thruway Authority Service Contract
             Revenue Bond Highway & Bridge Series A                   (Aaa/AAA)        01/01/04       6.000      3,262,500
 2,500,000   New York State Urban Development Corporation
             Correctional Facility Series 1 [Pre-refunded 01/01/00
             @ $102]                                                  (Aaa/AAA)        01/01/00       7.500      2,837,500
 1,000,000   New York State Urban Development Corporation
             Correctional Facility Series 2 [Pre-refunded 01/01/01
             @ $100]                                                  (Aaa/NR)         01/01/01       6.500      1,093,750
 2,500,000   New York State Urban Development Corporation
             Correctional Facility Series C [Pre-refunded 01/01/98
             @ $102]                                                  (Aaa/AAA)        01/01/98       7.500      2,721,875
   880,000   Suffolk County New York Water Authority Water Works
             Revenue Bond [Pre-refunded 06/01/00 @ $102]              (Aaa/AAA)        06/01/00       6.875        985,600
 1,350,000   Syracuse New York General Obligation Public
             Improvement Onondaga County [Escrowed to Maturity]       (NR/NR)          02/15/98       6.600      1,422,563
 1,000,000   Triborough Bridge & Tunnel Authority New York Revenue
             Bond Series N [Pre-refunded 01/01/98
             @ $101.50]                                               (Aaa/AAA)        01/01/98       7.875      1,092,500
 1,000,000   Triborough Bridge & Tunnel Authority New York Revenue
             Bond Series O [Pre-refunded 01/01/99
             @ $101.50]                                               (Aaa/A+)         01/01/99       7.300      1,103,750
 1,000,000   Triborough Bridge & Tunnel Authority New York Revenue
             Bond Series O [Pre-refunded 01/01/99
             @ $101.50]                                               (Aaa/AAA)        01/01/99       7.700      1,116,250
 2,000,000   Triborough Bridge & Tunnel Authority New York Revenue
             Bond Series T (Pre-refunded 01/01/01 @ $102)             (Aaa/A+)         01/01/01       7.000      2,265,000
                                                                                                               -----------
             TOTAL NEW YORK (Cost $55,688,530)                                                                  57,434,376
                                                                                                               -----------



PUERTO RICO (16.4%)

   335,000   Puerto Rico Commonwealth Aqueduct & Sewer Authority
             [Escrowed To Maturity] [Callable 12/14/95
             @ $100]                                                  (Aaa/AAA)        07/01/99       7.875        358,450
 3,000,000   Puerto Rico Commonwealth General Obligation (MBIA
             Insured)                                                 (Aaa/AAA)        07/01/01       5.500      3,176,250
   185,000   Puerto Rico Commonwealth Public Improvement [Callable
             07/01/97 @ $102]                                         (NR/A)           07/01/02       7.125        196,562
    40,000   Puerto Rico Commonwealth Public Improvement
             [Pre-refunded 07/01/97 @ $102]                           (Baa1/AAA)       07/01/97       7.125         42,850
 1,000,000   Puerto Rico Electric Power Authority Revenue Bond
             Series L [Pre-refunded 07/01/97 @ $102]                  (Aaa/AAA)        07/01/97       7.600      1,078,750

                     See Accompanying Notes to Financial Statements.
16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                        RATINGS'D'
   PAR                        SECURITY DESCRIPTION                    (MOODY'S/S&P)    MATURITY      RATE         VALUE
----------   ------------------------------------------------------   --------------   ---------   --------    -----------
PUERTO RICO (CONT'D)
$1,000,000   Puerto Rico Electric Power Authority Revenue Bond
             Series M [Pre-refunded 07/01/98 @ $102]                  (NR/AAA)         07/01/98       8.000%   $ 1,117,500
   500,000   Puerto Rico Electric Power Authority Revenue Bond
             Series N [Callable 07/01/99 @ $101.50]                   (Baa1/A-)        07/01/00       6.800        546,250
 2,000,000   Puerto Rico Electric Power Authority Revenue Bond
             Series O (MBIA Insured)                                  (Aaa/AAA)        07/01/99       6.400      2,155,000
 1,000,000   Puerto Rico Electric Power Authority Revenue Bond
             Series Z [Callable 07/01/05 @ $102]                      (Baa1/A-)        07/01/12       5.500        981,250
   500,000   Puerto Rico Public Building Authority Guaranteed
             Public Education and Health Facilities Series H
             [Pre-refunded 07/01/97 @ $102]                           (Aaa/AAA)        07/01/97       7.875        541,250
 1,700,000   Puerto Rico Public Building Authority Revenue Bond
             Series I (FGIC Insured)                                  (Aaa/AAA)        07/01/99       6.850      1,859,374
                                                                                                               -----------
             TOTAL PUERTO RICO (Cost $11,839,347)                                                               12,053,486
                                                                                                               -----------



MONEY MARKET FUNDS (2.1%)
  SHARES
----------
 1,539,426   Nuveen Tax Exempt Money Fund (Cost $1,539,426)                                                      1,539,426
                                                                                                               -----------
TOTAL INVESTMENTS AT VALUE (96.8%)(Cost $69,067,303*)                                                           71,027,288

OTHER ASSETS IN EXCESS OF LIABILITIES (3.2%)                                                                     2,334,189
                                                                                                               -----------
NET ASSETS (100.0%) (applicable to 7,041,901 shares)                                                           $73,361,477
                                                                                                               -----------
                                                                                                               -----------
NET ASSET VALUE, offering and redemption price per share ($73,361,477[div]7,041,901)                                $10.42
                                                                                                                    ------
                                                                                                                    ------


                            INVESTMENT ABBREVIATIONS

FGIC       =  Financial Guaranty Insurance Company
LOC        =  Letter of Credit
MBIA       =  Municipal Bond Insurance Association

'D' Credit ratings given by Moody's Investors Service, Inc. and Standard &
    Poor's Ratings Group are unaudited.
*   Also cost for Federal income tax purposes.

                       See Accompanying Notes to Financial Statements.
                                                                              17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------

ASSETS

     Investments at value (Cost $53,898,487)                                                          $54,935,271
     Receivable for investment securities sold                                                          3,804,823
     Dividends and interest receivable                                                                  1,091,532
     Receivable for Fund shares sold                                                                       86,945
     Other assets                                                                                           2,580
                                                                                                      -----------
          Total assets                                                                                 59,921,151
                                                                                                      -----------

LIABILITIES

     Payable for investment securities purchased                                                        3,910,560
     Accrued expenses                                                                                      43,783
     Payable for Fund shares redeemed                                                                       7,469
     Other liabilities                                                                                     61,436
                                                                                                      -----------
          Total liabilities                                                                             4,023,248
                                                                                                      -----------

NET ASSETS applicable to 5,467,154 shares outstanding                                                 $55,897,903
                                                                                                      -----------
                                                                                                      -----------

NET ASSET VALUE, offering and redemption price per share
  ($55,897,903[div]5,467,154)                                                                              $10.22
                                                                                                           ------
                                                                                                           ------

                        See Accompanying Notes to Financial Statements.
18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

                                                                                        Warburg
                                                                         Warburg         Pincus      Warburg Pincus
                                                         Warburg          Pincus       Intermediate     New York
                                                          Pincus          Global        Maturity      Intermediate
                                                       Fixed Income    Fixed Income    Government      Municipal
                                                           Fund            Fund           Fund            Fund
                                                       ------------    ------------    ----------    --------------
INVESTMENT INCOME:
     Interest                                          $  8,376,182     $6,507,144     $3,252,179      $3,982,642
     Dividends                                              470,438        552,228         98,083          45,198
                                                       ------------    ------------    ----------    --------------
          Total investment income                         8,846,620      7,059,372      3,350,262       4,027,840
                                                       ------------    ------------    ----------    --------------
EXPENSES:
     Investment advisory                                    555,483        773,318       253,734          316,050
     Administrative services                                222,194        170,130       102,661          158,024
     Audit                                                   15,674         16,985        16,975           15,975
     Custodian/Sub-custodian                                 48,401         44,270        17,340           23,471
     Directors/Trustees                                      10,500         10,500        10,500           10,500
     Insurance                                                6,127          5,754         3,692            4,479
     Legal                                                   73,175         72,631        58,060           70,563
     Printing                                                11,861          4,525         5,236           12,489
     Registration                                            31,178         31,790        26,398           16,631
     Transfer agent                                          48,503         51,309        43,347           33,447
     Miscellaneous                                           14,281         38,611        14,726           14,365
                                                       ------------    ------------    ----------    --------------
                                                          1,037,377      1,219,823       552,669          675,994
     Less: fees waived                                     (204,153)      (485,160)     (248,192)        (201,919)
                                                       ------------    ------------    ----------    --------------
          Total expenses                                    833,224        734,663       304,477          474,075
                                                       ------------    ------------    ----------    --------------
            Net investment income                         8,013,396      6,324,709     3,045,785        3,553,765
                                                       ------------    ------------    ----------    --------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
     Net realized gain from security transactions         1,132,052        508,655       514,443          818,720
     Net realized loss from futures contracts              (606,653)      (849,500)            0                0
     Net realized gain (loss) from foreign currency
       related items                                         49,446       (961,036)            0                0
     Net decrease in unrealized depreciation from
       investments and foreign currency related
       items                                              4,869,743      2,015,972     2,406,718        1,979,229
                                                       ------------    ------------    ----------    --------------
            Net realized and unrealized gain from
               investments and foreign currency
               related items                              5,444,588        714,091     2,921,161        2,797,949
                                                       ------------    ------------    ----------    --------------

            Net increase in net assets resulting
               from operations                         $ 13,457,984     $7,038,800     $5,966,946      $6,351,714
                                                       ------------    ------------    ----------    --------------
                                                       ------------    ------------    ----------    --------------

                    See Accompanying Notes to Financial Statements.
                                                                              19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       Warburg Pincus                      Warburg Pincus
                                                        Fixed Income                        Global Fixed
                                                            Fund                             Income Fund
                                                -----------------------------       -----------------------------
                                                 For the Year Ended October          For the Year Ended October
                                                             31,                                 31,
                                                    1995             1994               1995             1994
                                                ------------     ------------       ------------     ------------

FROM OPERATIONS:
    Net investment income                       $  8,013,396     $  5,867,260       $  6,324,709     $  5,807,634
    Net realized gain (loss) from security
      transactions                                 1,132,052       (1,660,108)           508,655       (1,869,553)
    Net realized gain (loss) from futures
      contracts                                     (606,653)         117,484           (849,500)         269,845
    Net realized gain (loss) from foreign
      currency related items                          49,446           18,246           (961,036)      (2,237,413)
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items               4,869,743       (4,804,661)         2,015,972       (4,227,712)
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets
          resulting from operations               13,457,984         (461,779)         7,038,800       (2,257,199)
                                                ------------     ------------       ------------     ------------
FROM DISTRIBUTIONS:
    Dividends from net investment income          (8,013,396)      (5,926,356)        (3,445,878)      (3,215,939)
    Distributions from capital gains                       0         (732,704)                 0         (827,403)
    Return of capital                                      0                0                  0         (366,074)
                                                ------------     ------------       ------------     ------------
        Net decrease from distributions           (8,013,396)      (6,659,060)        (3,445,878)      (4,409,416)
                                                ------------     ------------       ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                  47,678,747       58,018,967         42,488,917       61,614,112
    Reinvested dividends                           6,555,741        5,623,287          2,941,954        3,798,759
    Net asset value of shares redeemed           (44,942,286)     (35,456,760)       (75,776,818)     (30,346,474)
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets
          from capital share transactions          9,292,202       28,185,494        (30,345,947)      35,066,397
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets     14,736,790       21,064,655        (26,753,025)      28,399,782
NET ASSETS:
    Beginning of year                            102,246,118       81,181,463         90,394,069       61,994,287
                                                ------------     ------------       ------------     ------------
    End of year                                 $116,982,908     $102,246,118       $ 63,641,044     $ 90,394,069
                                                ------------     ------------       ------------     ------------
                                                ------------     ------------       ------------     ------------


20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  Warburg Pincus                          Warburg Pincus
               Intermediate Maturity                   New York Intermediate
                  Government Fund                         Municipal Fund
         ---------------------------------       ---------------------------------
          For the Year Ended October 31,          For the Year Ended October 31,
             1995                 1994               1995                 1994
         ------------         ------------       ------------         ------------

         $  3,045,785         $  2,827,703       $  3,553,765         $  3,215,210

              514,443              (58,020)           818,720               47,719
                    0                    0                  0                    0

                    0                    0                  0                    0
            2,406,718           (3,492,181)         1,979,229           (3,387,003)
         ------------         ------------       ------------         ------------
            5,966,946             (722,498)         6,351,714             (124,074)
         ------------         ------------       ------------         ------------
           (3,045,785)          (2,827,703)        (3,553,765)          (3,222,899)
                    0           (3,937,754)           (47,531)            (912,745)
                    0                    0                  0                    0
         ------------         ------------       ------------         ------------
           (3,045,785)          (6,765,457)        (3,601,296)          (4,135,644)
         ------------         ------------       ------------         ------------
           26,773,501           24,310,135         32,441,402           50,293,197
            2,288,064            5,552,546          3,073,742            3,404,096
          (22,818,476)         (53,205,957)       (40,620,180)         (43,299,063)
         ------------         ------------       ------------         ------------
            6,243,089          (23,343,276)        (5,105,036)          10,398,230
         ------------         ------------       ------------         ------------
            9,164,250          (30,831,231)        (2,354,618)           6,138,512
           46,733,653           77,564,884         75,716,095           69,577,583
         ------------         ------------       ------------         ------------
         $ 55,897,903         $ 46,733,653       $ 73,361,477         $ 75,716,095
         ------------         ------------       ------------         ------------
         ------------         ------------       ------------         ------------

                See Accompanying Notes to Financial Statements.

                                                                              21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                      For the Year Ended October 31,
                                                          ------------------------------------------------------
                                                            1995        1994        1993       1992       1991
                                                          --------    --------    --------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                        $   9.61    $  10.42    $   9.90    $  9.61    $  8.95
                                                          --------    --------    --------    -------    -------
     Income from Investment Operations:

     Net Investment Income                                     .70         .63         .56        .67        .73
     Net Gain (Loss) on Securities and Foreign Currency
       Related Items (both realized and unrealized)            .46        (.70)        .52        .29        .66
                                                          --------    --------    --------    -------    -------

          Total from Investment Operations                    1.16        (.07)       1.08        .96       1.39
                                                          --------    --------    --------    -------    -------
     Less Distributions:

     Dividends from Net Investment Income                     (.70)       (.65)       (.56)      (.67)      (.73)
     Distributions from Capital Gains                          .00        (.09)        .00        .00        .00
                                                          --------    --------    --------    -------    -------

          Total Distributions                                 (.70)       (.74)       (.56)      (.67)      (.73)
                                                          --------    --------    --------    -------    -------

NET ASSET VALUE, END OF YEAR                              $  10.07    $   9.61    $  10.42    $  9.90    $  9.61
                                                          --------    --------    --------    -------    -------
                                                          --------    --------    --------    -------    -------

Total Return                                                12.59%        (.60%)     11.63%     10.28%     16.08%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                            $116,983    $102,246    $81,181     $65,095    $61,908

Ratios to average daily net assets:
     Operating expenses                                        .75%        .75%        .75%       .75%       .75%
     Net investment income                                    7.25%       6.53%       5.99%      6.82%      7.85%
     Decrease reflected in above operating expense ratios
       due to waivers/reimbursements                           .18%        .18%        .09%       .27%       .24%

Portfolio Turnover Rate                                     182.93%     179.44%     227.37%    122.04%    150.61%

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Dividends paid by the Fund taxable as ordinary income amounted to $.70 per share.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                        For the Year Ended October 31,
                                                              ---------------------------------------------------
                                                               1995       1994       1993       1992       1991+
                                                              -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 10.45    $ 11.38    $ 10.68    $ 10.40    $ 10.00
                                                              -------    -------    -------    -------    -------
     Income from Investment Operations:

     Net Investment Income                                        .99        .34        .54        .86        .59
     Net Gain (Loss) on Securities and Foreign Currency
       Related Items (both realized and unrealized)               .09       (.64)      1.13        .28        .14
                                                              -------    -------    -------    -------    -------
          Total from Investment Operations                       1.08       (.30)      1.67       1.14        .73
                                                              -------    -------    -------    -------    -------

     Less Distributions:

     Dividends from Net Investment Income                        (.49)      (.45)      (.85)      (.67)      (.33)
     Distributions from Capital Gains                             .00       (.14)      (.12)      (.19)       .00
     Return of Capital                                            .00       (.04)       .00        .00        .00
                                                              -------    -------    -------    -------    -------

          Total Distributions                                    (.49)      (.63)      (.97)      (.86)      (.33)
                                                              -------    -------    -------    -------    -------

NET ASSET VALUE, END OF YEAR                                  $ 11.04    $ 10.45    $ 11.38    $ 10.68    $ 10.40
                                                              -------    -------    -------    -------    -------
                                                              -------    -------    -------    -------    -------

Total Return                                                   10.65%      (2.79%)    16.72%     11.08%      7.66%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                                $63,641    $90,394    $61,994    $17,092    $12,160

Ratios to average daily net assets:
     Operating expenses                                           .95%       .95%       .49%       .45%      1.09%
     Net investment income                                       8.18%      6.96%      8.60%      8.66%      7.45%
     Decrease reflected in above operating expense ratios due
       to waivers/reimbursements                                  .63%       .65%      1.44%      2.42%      2.73%

Portfolio Turnover Rate                                        128.70%    178.11%    109.54%     93.14%    185.74%

+ The Fund commenced operations on November 1, 1990.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Dividends paid by the Fund taxable as ordinary income amounted to $.49 per share.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                      For the Year Ended October 31,
                                                             -------------------------------------------------
                                                              1995      1994       1993       1992      1991
                                                             -------   -------   --------   --------   -------

NET ASSET VALUE, BEGINNING OF YEAR                           $  9.66   $ 11.03   $  11.23   $  10.83   $ 10.24
                                                             -------   -------   --------   --------   -------

     Income from Investment Operations:

     Net Investment Income                                       .59       .54        .59        .68       .76
     Net Gain (Loss) on Securities (both realized and
       unrealized)                                               .56      (.73)       .34        .41       .59
                                                             -------   -------   --------   --------   -------

          Total from Investment Operations                      1.15      (.19)       .93       1.09      1.35
                                                             -------   -------   --------   --------   -------

     Less Distributions:

     Dividends from Net Investment Income                       (.59)     (.55)      (.59)      (.68)     (.76)
     Distributions from Capital Gains                            .00      (.63)      (.54)      (.01)      .00
                                                             -------   -------   --------   --------   -------

          Total Distributions                                   (.59)    (1.18)     (1.13)      (.69)     (.76)
                                                             -------   -------   --------   --------   -------

NET ASSET VALUE, END OF YEAR                                 $ 10.22   $  9.66   $  11.03   $  11.23   $ 10.83
                                                             -------   -------   --------   --------   -------
                                                             -------   -------   --------   --------   -------

Total Return                                                   12.32%    (1.78%)     8.79%     10.34%    13.71%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                               $55,898   $46,734    $77,565   $113,336   $89,006

Ratios to average daily net assets:
     Operating expenses                                          .60%      .60%       .60%       .60%      .57%
     Net investment income                                      6.00%     5.43%      5.34%      6.10%     7.29%
     Decrease reflected in above operating expense ratios due
       to waivers/reimbursements                                 .49%      .42%       .21%       .25%      .30%

Portfolio Turnover Rate                                       105.79%   115.37%    108.00%    165.70%    39.13%

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Dividends paid by the Fund taxable as ordinary income amounted to $.59 per share.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                        For the Year Ended October 31,
                                                                -----------------------------------------------
                                                                 1995      1994      1993      1992      1991
                                                                -------   -------   -------   -------   -------

NET ASSET VALUE, BEGINNING OF YEAR                              $ 10.07   $ 10.65   $ 10.02   $  9.88   $  9.57
                                                                -------   -------   -------   -------   -------

     Income from Investment Operations:

     Net Investment Income                                          .47       .46       .47       .50       .53
     Net Gain (Loss) on Securities (both realized and
       unrealized)                                                  .36      (.45)      .68       .14       .31
                                                                -------   -------   -------   -------   -------

          Total from Investment Operations                          .83       .01      1.15       .64       .84
                                                                -------   -------   -------   -------   -------

     Less Distributions:

     Dividends from Net Investment Income                          (.47)     (.46)     (.47)     (.50)     (.53)
     Distributions from Capital Gains                              (.01)     (.13)     (.05)      .00       .00
                                                                -------   -------   -------   -------   -------

          Total Distributions                                      (.48)     (.59)     (.52)     (.50)     (.53)
                                                                -------   -------   -------   -------   -------

NET ASSET VALUE, END OF YEAR                                    $ 10.42   $ 10.07   $ 10.65   $ 10.02   $  9.88
                                                                -------   -------   -------   -------   -------
                                                                -------   -------   -------   -------   -------

Total Return                                                       8.31%      .04%    11.67%     6.63%     9.43%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                                  $73,361   $75,716   $69,578   $54,012   $29,016

Ratios to average daily net assets:
     Operating expenses                                             .60%      .60%      .58%      .55%      .55%
     Net investment income                                         4.50%     4.41%     4.50%     4.99%     5.84%
     Decrease reflected in above operating expense ratios due to
       waivers/reimbursements                                       .26%      .20%      .20%      .40%      .65%

Portfolio Turnover Rate                                          105.17%   167.09%   115.98%    47.79%    66.53%

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)


Long-term capital gain dividends paid by the Fund amounted to $.01 per share.


Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Fixed Income Funds are comprised of the Warburg Pincus Fixed Income Fund (the 'Fixed Income Fund') and the Warburg Pincus Intermediate Maturity Government Fund (the 'Intermediate Government Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies and the Warburg Pincus Global Fixed Income Fund (the 'Global Fixed Income Fund') and the Warburg Pincus New York Intermediate Municipal Fund (the 'New York Municipal Fund') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Fixed Income Fund seeks to generate high current income consistent with reasonable risk with capital appreciation a secondary objective; the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation; the Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with preservation of capital; and the New York Municipal Fund seeks to maximize current interest income exempt from Federal income tax and New York State and New York City personal income tax to the extent consistent with prudent investment and preservation of capital.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.


     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Global Fixed Income Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.


     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared daily and paid monthly for the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. Dividends from net investment income are declared and paid quarterly for the Global Fixed Income Fund. Distributions for all Funds of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

26
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--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


     Certain amounts in the Statements of Changes in Net Assets have been reclassified to conform to current year presentation.


     No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Global Fixed Income Fund in connection with its organization have been deferred and are being amortized over a period of five years from the date the Global Fixed Income Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------

Fixed Income                          .50% of average daily net assets
Global Fixed Income                  1.00% of average daily net assets
Intermediate Government               .50% of average daily net assets
New York Municipal                    .40% of average daily net assets

     For the year ended October 31, 1995, investment advisory fees and waivers were as follows:

                                                         GROSS                         NET
                       FUND                           ADVISORY FEE     WAIVER      ADVISORY FEE
---------------------------------------------------   ------------    ---------    ------------

Fixed Income                                            $555,483      $(162,585)     $392,898
Global Fixed Income                                      773,318       (435,848)      337,470
Intermediate Government                                  253,734       (226,320)       27,414
New York Municipal                                       316,050       (168,856)      147,194

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For administrative services, CFSI currently receives a fee calculated at an annual rate of

                                                                              27
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
--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
 .10% of each Fund's average daily net assets. For the year ended October 31, 1995, administrative services fees earned by CFSI were as follows:

                                 FUND                                     CO-ADMINISTRATION FEE
-----------------------------------------------------------------------   ---------------------

Fixed Income                                                                    $ 111,097
Global Fixed Income                                                                77,332
Intermediate Government                                                            50,747
New York Municipal                                                                 79,012

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. For the Global Fixed Income Fund, PFPC currently receives a fee calculated at an annual rate of .12% of the first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets and .05% of average daily net assets over $750 million.

     For the year ended October 31, 1995, administrative services fees earned and voluntarily waived by PFPC were as follows:

                           FUND                               GROSS FEE     WAIVER       NET
-----------------------------------------------------------   ---------    --------    -------

Fixed Income                                                  $ 111,097    $(41,568)   $69,529
Global Fixed                                                     92,798     (49,312)    43,486
Intermediate Government                                          51,914     (21,872)    30,042
New York Municipal                                               79,012     (33,063)    45,949

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Funds to CSI for distribution services.

3. INVESTMENTS IN SECURITIES

     For the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) and United States government and agency obligations were as follows:

                                                                             U.S. GOVERNMENT AND
                                             INVESTMENT SECURITIES            AGENCY OBLIGATIONS
                                          ---------------------------    ----------------------------
                 FUND                      PURCHASES        SALES         PURCHASES         SALES
---------------------------------------   -----------    ------------    ------------    ------------

Fixed Income                              $69,506,438    $ 59,600,888    $144,593,744    $131,853,246
Global Fixed Income                        79,097,036     108,742,015       9,808,921      11,805,050
Intermediate Government                             0               0      61,570,880      50,413,561
New York Municipal                         79,189,466      87,267,702               0               0

28
--------------------------------------------------------------------------------
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
--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                                   NET UNREALIZED
                                                    UNREALIZED      UNREALIZED      APPRECIATION
                      FUND                         APPRECIATION    DEPRECIATION    (DEPRECIATION)
------------------------------------------------   ------------    ------------    --------------

Fixed Income                                        $2,550,123     $ (1,273,784)     $1,276,339
Global Fixed Income                                  1,658,696       (1,472,059)        186,637
Intermediate Government                              1,299,887         (263,103)      1,036,784
New York Municipal                                   1,976,753          (16,768)      1,959,985

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The Fixed Income Fund and the Global Fixed Income Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At October 31, 1995, the Global Fixed Income Fund had the following open forward foreign currency contracts:

                                            FOREIGN                                          UNREALIZED
    FORWARD CURRENCY        EXPIRATION      CURRENCY       CONTRACT        CONTRACT       FOREIGN EXCHANGE
        CONTRACT               DATE        TO BE SOLD       AMOUNT           VALUE          GAIN (LOSS)
------------------------    ----------     ----------     -----------     -----------     ----------------

Australian Dollars           12/18/95         914,990     $   690,818     $   695,209        $   (4,391)
British Pounds               12/27/95       3,510,984       5,435,003       5,541,737          (106,734)
Danish Krone                 12/18/95      29,059,448       5,281,904       5,319,710           (37,806)
German Marks                 11/29/95      14,200,000       9,588,116      10,109,640          (521,524)
German Marks                 11/29/95         375,092         255,164         267,045           (11,881)
German Marks                 12/18/95      10,514,444       1,918,694       1,924,806            (6,112)
German Marks                 12/18/95      10,513,889       1,934,834       1,924,704            10,130
German Marks                 12/18/95       6,013,700       4,243,966       4,285,704           (41,738)
Irish Punt                   12/18/95       2,881,250       4,639,677       4,671,371           (31,694)
Netherlands Guilder          11/29/95       4,577,075       2,760,600       2,896,883          (136,283)
Netherlands Guilder          11/29/95          79,014          49,138          50,009              (871)
                                                          -----------     -----------     ----------------
                                                          $36,797,914     $37,686,818        $ (888,904)
                                                          -----------     -----------     ----------------
                                                          -----------     -----------     ----------------

5. FUTURES CONTRACTS

     Each Fund may enter into futures contracts for hedging purposes to the extent permitted by its investment policies and objectives. To enter into a futures contract, a Fund must make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on

                                                                              29
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
--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The Fixed Income Fund and the Global Fixed Income Fund entered into futures contracts during the year ended October 31, 1995. However, the Fixed Income Fund and Global Fixed Income Fund had no futures contracts open at October 31, 1995.

6. CAPITAL SHARE TRANSACTIONS


     The Global Fixed Income Fund and the Intermediate Government Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). The Fixed Income Fund and the New York Municipal Fund are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). At October 31, 1995, no Advisor Shares were outstanding.


30
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--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                              31
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--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (cont'd)

Transactions in shares of each Fund were as follows:

                                    FIXED INCOME FUND                   GLOBAL FIXED INCOME FUND
                              For the Year Ended October 31,         For the Year Ended October 31,
                         ----------------------------------------  ----------------------------------
                                1995                 1994                1995              1994
                         -------------------  -------------------  ----------------  ----------------
Shares sold                    4,918,036            5,837,372           4,066,768         5,678,256
Shares issued to
  shareholders on
  reinvestment of
  dividends                      672,751              566,407             281,288           350,063
Shares redeemed               (4,609,035)          (3,561,347)         (7,231,335)       (2,829,142)
                         -------------------  -------------------  ----------------  ----------------
Net increase (decrease)
  in shares outstanding          981,752            2,842,432          (2,883,279)        3,199,177
                         -------------------  -------------------  ----------------  ----------------
                         -------------------  -------------------  ----------------  ----------------

7. NET ASSETS

     Net assets at October 31, 1995, consisted of the following:


                                           FIXED INCOME FUND          GLOBAL FIXED INCOME FUND
                                      ----------------------------    ------------------------
Capital contributed, net                      $116,808,286                  $ 63,963,915
Accumulated net investment income
  (loss)                                           (66,850)                    1,917,795
Accumulated net realized gain
  (loss) from security transactions             (1,034,867)                   (1,533,335)
Net unrealized appreciation
  (depreciation) from investments
  and foreign currency related
  items                                          1,276,339                      (707,331)
                                          ----------------            ------------------------
Net assets                                    $116,982,908                  $ 63,641,044
                                          ----------------            ------------------------
                                          ----------------            ------------------------


8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                         Capital Loss Carryover      Total Capital
                                              Expiring In            Loss Carryover
                                       --------------------------    --------------
                                          2002            2003
                                       ----------      ----------
Fixed Income                           $1,034,867                      $1,034,867
Global Fixed Income                       653,329       1,284,612       1,937,941


32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 INTERMEDIATE GOVERNMENT FUND             NEW YORK MUNICIPAL FUND
                For the Year Ended October 31,         For the Year Ended October 31,
           ----------------------------------------  ----------------------------------
                  1995                 1994                1995              1994
           -------------------  -------------------  ----------------  ----------------
                 2,723,498            2,426,890           3,181,012         4,835,896
                   230,993              538,360             299,821           328,635
                (2,323,291)          (5,159,908)         (3,957,382)       (4,178,180)
           -------------------  -------------------  ----------------  ----------------
                   631,200           (2,194,658)           (476,549)          986,351
           -------------------  -------------------  ----------------  ----------------
           -------------------  -------------------  ----------------  ----------------



                  INTERMEDIATE GOVERNMENT FUND              NEW YORK MUNICIPAL FUND
           ------------------------------------------  ---------------------------------
                         $   54,407,628                          $  70,580,636
                                 (5,346)                                     0
                                458,837                                818,908
                              1,036,784                              1,961,933
                        ---------------                        ---------------
                         $   55,897,903                          $  73,361,477
                        ---------------                        ---------------
                        ---------------                        ---------------

                                                                              33
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

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Fixed Income Funds:


We have audited the accompanying statement of assets and liabilities including the schedule of investments of the Warburg Pincus Intermediate Maturity Government Fund and the statements of net assets of the Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund and Warburg Pincus New York Intermediate Municipal Fund (all Funds collectively referred to as the 'Warburg Pincus Fixed Income Funds') as of October 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of each of the Warburg Pincus Fixed Income Funds for each of the two years in the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Fixed Income Funds as of October 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, PA
December 14, 1995

34
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

--------------------------------------------------------------------------------

INVESTMENT ADVISER                                        TRANSFER AGENT

Warburg, Pincus Counsellors, Inc.                         State Street Bank and Trust Company
466 Lexington Avenue                                      225 Franklin Street
New York, New York 10017-3147                             Boston, Massachusetts 02110


DISTRIBUTOR

Counsellors Securities Inc.
466 Lexington Avenue
New York, New York 10017-3147

--------------------------------------------------------------------------------

WARBURG PINCUS FUNDS
P.O. BOX 9030
BOSTON, MASSACHUSETTS 02205-9030

SHAREHOLDER SERVICES
1-800-888-6878

PROSPECTUSES
1-800-257-5614

                                     [LOGO]

                                  ANNUAL REPORT


                                OCTOBER 31, 1995

           [ ] WARBURG PINCUS
               FIXED INCOME FUND

           [ ] WARBURG PINCUS
               GLOBAL FIXED INCOME FUND

           [ ] WARBURG PINCUS
               INTERMEDIATE MATURITY
               GOVERNMENT FUND

           [ ] WARBURG PINCUS
               NEW YORK INTERMEDIATE
               MUNICIPAL FUND

                                                                    WPBDF-2-1095


                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as 'D'
The division sign shall be expressed as [div]